SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2005
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-25620 (Commission file number)	41-1459569 (I.R.S. Employer Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices)
Registrant’s telephone number, including area code: (218) 327-3434
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 8.01 Other Events.
     On July 26, 2005, A.S.V., Inc. (“ASV”) issued a press release announcing that its Board of Directors had approved a 2-for-1 stock split. The split will be accomplished in the form of a 100% stock dividend. Shareholders will receive one share of common stock for every share held on the record date of August 10, 2005. The split shares will be issued on August 24, 2005.
     For additional information, see the press release included as Exhibit 99 hereto.
Item 9.01 Financial Statements and Exhibits.
     c.                       Exhibits
     The following exhibit is being furnished herewith

Exhibit	Description of Exhibit
99	Press release dated July 26, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 26, 2005

A.S.V., Inc.
By:	/s/ Gary Lemke
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99	Press release dated July 26, 2005